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                                                                   EXHIBIT 10.31


              THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN
              ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED
               UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY
             STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD
              OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR
                 ANY EXEMPTION THEREFROM UNDER SAID ACT AND ANY
                        APPLICABLE STATE SECURITIES LAWS.

                          TRANSKARYOTIC THERAPIES, INC.
                          Common Stock Purchase Warrant

         TRANSKARYOTIC THERAPIES, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, Warburg Pincus Capital Company, L.P., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company on or before 5:00 P.M., Boston time, on April 22, 1996, 1,334 fully paid and nonassessable shares of Common Stock, $0.01 par value, of the Company at a purchase price per share of $400.00 (such purchase price, as adjusted from time to time as provided herein, the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price thereof are subject to adjustment as provided in this Warrant.

         This Warrant is issued pursuant to and arising out of a certain Promissory Note (the "Note"), dated April 22, 1991 between the Company and the original holder of this Warrant, a copy of which Note is on file at the principal office of the Company.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include Transkaryotic Therapies, Inc. and any corporation that shall succeed to or assume the obligations of Transkaryotic Therapies, Inc. hereunder.

                  (b) The term "Common Stock" includes (a) the Company's Common Stock, $0.01 par value, as authorized on the date hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c)      The term "Expiration Date" shall mean April 22, 1996.


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                  (d)      The term "Other Securities" refers to any stock
         (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Sections 4 and 5 or otherwise.

                  (e) The term "Venture Capital Financing" shall mean any venture capital or institutional financing of the Company in which the aggregate gross proceeds received by the Company is at least $1,000,000 and in which the Company issues Common Stock or equity securities directly or indirectly convertible into Common Stock.

                  (f) The term "Venture Capital Security" shall mean the Common Stock or equity security directly or indirectly convertible into Common Stock issued by the Company in a Venture Capital Financing.

         1.       Exercise of Warrant.
                  -------------------

                  1.1. FULL EXERCISE. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment to the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

                  1.2. PARTIAL EXERCISE. This Warrant may be exercised in part by the holder hereof by surrender of this Warrant in the manner and place described in Section 1.1 above PROVIDED that the amount payable by the holder shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the accompanying subscription form by (b) the Purchase Price then in effect and provided further that the total number of exercises under this Warrant and any replacement Warrant(s) shall not exceed four. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder a new Warrant or Warrants of like tenor, in the name of the holder hereof, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant minus the number of such shares with respect to which the partial exercise shall have occurred.

                  1.3. COMPANY ACKNOWLEDGMENT. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, PROVIDED that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  1.4. TRUSTEE FOR WARRANT HOLDER. In the event that a bank or trust


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         company shall have been appointed as trustee for the holder of this
         Warrant pursuant to Section 5.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to
         Section 13 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

         2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and in any event within thirty
(30) days thereafter, the Company at its expense including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully said and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant.

         4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, OR RECLASSIFICATION. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                  (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement,

OTHER THAN additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 6), then and in

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each such case the holder of this Warrant, on the exercise hereof as provided in
Section 1, shall be entitled to receive the amount of stock and other Securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock provided for herein and had thereafter, during the period from the date hereof to find including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 5 and 6.

         5.       Adjustment for Reorganization, Consolidation or Merger.
                  ------------------------------------------------------

                  5.1. REORGANIZATION, CONSOLIDATION OR MERGER. In case at any time or from time to time the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or
         (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date or such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise immediately prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustments thereafter as provided in Sections 4 and 6.

                  5.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) (the "Property") receivable by tale holder of this Warrant after the effective date of such dissolution pursuant to this Subsection 5.2 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder of this Warrant, pending the exercise of this Warrant. Such Property shall be delivered to the holder hereof upon payment of the Purchase Price for all of the shares of Common Stock subject to this Warrant. If this Warrant expires unexercised, then such Property shall be distributed pro rata to the stockholders of the Company.

                  5.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolutions following any transfer) referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case maybe, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of

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         this Warrant as provided in Section 3.

         6. EXTRAORDINARY EVENTS REGARDING COMMON STOCK. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, (X) be adjusted by multiplying the then current Purchase Price by a fraction, (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event, and (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect and (Y) the number of shares of Common Stock for which this Warrant is then exercisable shall be increased or decreased, as the case may be, by the percentage increase or decrease in the total number of shares of Common Stock outstanding immediately after such event over the total number of shares of Common Stock outstanding immediately prior to such event and the result so obtained shall be the number of shares of Common Stock for which this Warrant is exercisable then in effect. The Purchase Price and the number of shares of Common Stock for which this Warrant is then exercisable, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 6.

         7. CHIEF FINANCIAL OFFICER'S CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly cause its chief financial officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant, and will, on the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

         8.       Notices of Record Date.  In the event of
                  ----------------------

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into

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         any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

         9. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

         10. EXCHANGE OF WARRANT. Subject to Section 14, on surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

         11. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of a Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12. WARRANT AGENT. The Company may, by written notice to the holder of this warrant, appoint an agent having an office in either Boston, Massachusetts or New York, New York for the purpose of issuing Common Stock on the exercise of the Warrant pursuant to Section 1, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         13. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that

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such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         14. NEGOTIABILITY. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  (a) Notwithstanding anything to the contrary contained in this Warrant, the holder of this Warrant shall not transfer, endorse, pledge, mortgage or otherwise convey this Warrant (or the shares of Common Stock issuable upon its exercise) without the Company's prior written consent.

                  (b) Subject to Subsection (a), title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; PROVIDED that this Warrant may not be divided and/or transferred to more than one holder at any given time.

                  (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (d) No holder of this Warrant shall, as such, be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon such holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised the Warrant and been issued shares of Common Stock in accordance with the provisions hereof.

                  (e) Neither this Warrant nor any shares of Common Stock purchased pursuant to this Warrant shall be registered under the Securities Act of 1933 and applicable state securities laws. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or such shares, that the holder or transferee of this Warrant or such shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act of 1933 and applicable state securities laws. The certificates evidencing the shares of Common Stock issued on the exercise of the Warrant shall bear a legend to the effect that the shares evidenced by such certificates have not been registered under the Securities Act of 1933 and applicable state securities laws.

         15. NOTICES. All notices and other communications from the Company to the holder

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of this Warrant shall be mailed by first Class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         16. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharges or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination on is sought. This warrant shall be construed and enforced in accordance with and covered by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the arms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Dated: September 12, 1991     TRANSKARYOTIC THERAPIES, INC.



                              By: /S/ K. Michael Forrest
                                  --------------------------
                              Title: President and CEO

[Corporate Seal]

Attest:

By: /S/ Leslie H. Shapiro
    ----------------------------

Title: Secretary

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                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO: TRANSKARYOTIC THERAPIES, INC.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ____________ shares of Common Stock of TRANSKARYOTIC THERAPIES, INC., and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _____________, whose address __________________ is ____________________________.

Dated:                             _________________________________
                                   (Signature must conform to
                                   name of holder as Specified on
                                   the face of the Warrant)


                                   ----------------------------------
                                   (Address)


                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


         For value received, the undersigned hereby sells, assigns, and transfers unto ___________________ the right represented by the within Warrant to purchase shares of Common Stock of TRANSKARYOTIC THERAPIES, INC. to which the within Warrant relates, and appoints __________________ Attorney to transfer such right on the books of TRANSKARYOTIC THERAPIES, INC. with full power of substitution in the premises.

Dated:                             ____________________________________
                                   (Signature must conform to name of holder as specified on the face of the Warrant)


                                   -------------------------------------
                                   (Address)


Signed in the presence of:


- ----------------------------


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


                        AMENDMENT TO AMENDED AND RESTATED
                          COMMON STOCK PURCHASE WARRANT

         This Amendment is dated as of October 26, 1995 and amends the Amended and Restated Common Stock Purchase Warrant, dated September 12, 1991, issued by Transkaryotic Therapies, Inc. (the "Company") to Warburg Pincus Capital Company, L.P. relating to 1.334 shares of Common Stock, $0.01 par value of the Company (the "Warrant").

         The Company desires to amend the terms of the Warrant as follows:

                  The date "April 22, 1996" appearing in the first paragraph of the Warrant is hereby changed to April 22, 1998. Similarly, the Expiration Date of the Warrant, as defined in the Warrant, is hereby amended to be April 22, 1998.

         Except as modified hereby, the Warrant shall remaining full force and effect in accordance with its terms.

         EXECUTED as of the date first appearing above.


                                   TRANSKARYOTIC THERAPIES, INC.


                                   By: /S/ Richard F. Selden
                                       -----------------------------------------
                                       Richard F. Selden
                                       President and Chief Executive Officer

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